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                                                                  Exhibit 10.1.1

                               AMENDMENT AGREEMENT

      THIS AMENDMENT AGREEMENT is made and entered as of the 18th day of September, 1995 by and among MeyerZall Laboratories, formerly known as Pegasus Dermasearch Pty Limited ("MEYERZALL"), Interderm Limited ("INTERDERM") and IMX Corporation ("IMX").

                              W I T N E S S E T H:

      WHEREAS, MeyerZall and Interderm have entered into an Agreement dated June 23, 1995 under the terms of which MeyerZall granted, and Interderm acquired the exclusive marketing and distribution rights for certain products of MeyerZall in the United States (the "Distribution Agreement"); and

      WHEREAS, Interderm and IMX shall enter into an Acquisition Agreement under the terms of which Interderm shall assign all of its rights under the Distribution Agreement to IMX; and

      WHEREAS, the parties desire to implement certain amendments in the Distribution Agreement in connection with the assignment to IMX as set forth below.

      NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants set forth below, the parties hereto agree as follows:

1.    Amendment of Distribution Agreement

      The Distribution Agreement shall be amended in the following respects:

      a) Sections 3.7, 4.5, and 5.2 shall be deleted in their entirety; and

      b) There shall be added an additional paragraph 1.3 as follows:

                  "It is recorded that a separate Agreement is being negotiated with IMX, in terms of which MeyerZall proposes to grant IMX exclusive marketing and distribution rights in the U.S.A. to all new products it develops during the term of this Agreement, upon terms and conditions to be negotiated between MeyerZall and IMX."

      c) Side Agreement on R1,000,000-00 pre-export financing to be incorporated in IMX/Interderm Agreement.

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2.    Consent to Assignment

      MeyerZall hereby consents to the assignment to IMX of the Distribution Agreement, as amended by this Amendment Agreement and assumes all the obligations impaired on Interderm in terms of the original Agreement between Interderm and MeyerZall.

3.    Effective Date

      This Amendment Agreement shall become effective upon (and only in the event of) the closing of the Acquisition Agreement.

4.    Miscellaneous

      a) Except as modified and amended by this Amendment Agreement, the Distributions Agreement shall remain in full force and effect and unmodified.

      b) This Amendment Agreement shall be governed by and interpreted according to South African Law:

      IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed as of the date and year set forth above.


                                         MEYERZALL LABORATORIES (PTY) LTD

                                         By:____________________________________


                                         INTERDERM LIMITED

                                         By:____________________________________


                                         IMX CORPORATION

                                         By:____________________________________
                                            William A. Forster, President


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